SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

BENEFICIAL BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	001-36806	47-1569198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(215) 864-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.

Beginning November 7, 2017, Beneficial Bancorp, Inc. (the “Company”), the holding company for Beneficial Bank, will make available and distribute to analysts and prospective investors a slide presentation.  The presentation materials include information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will also be posted to the Company’s website on November 7, 2017.  Pursuant to Regulation FD, the presentation materials are attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Presentation Materials

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: November 7, 2017	By:	/s/ Thomas D. Cestare
Thomas D. Cestare Executive Vice President and Chief Financial Officer

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